EXHIBIT 99.2

August 17, 2005

Dear MDSI Shareholder:

Re:	MDSI Common Shares and the MDSI Plan of Arrangement with Beech Investment Corp. (“Beech”), a wholly-owned subsidiary of Fortezza Holdings S.à.r.l. (“Fortezza”)

        Enclosed with this letter is your Letter of Transmittal (the “Letter of Transmittal”) in connection with the proposed arrangement (the “Arrangement”) involving the acquisition by Beech of all of the outstanding Common Shares of MDSI Mobile Data Solutions Inc. (“MDSI”) at a price of US$8.00 per share (“Purchase Price”). Details of the Arrangement are contained in the MDSI Management Proxy Circular dated August 17, 2005 (the “Circular”) accompanying this letter. All capitalized terms used but not defined herein and in the Letter of Transmittal are defined in the Circular.

If your own MDSI Common Shares are held in escrow under the MDSI employee share ownership plan (“ESOP”) you will have to first get such shares released from escrow in order to participate in the Arrangement. To obtain an early release of your MDSI Common Shares from escrow you must fill in the attached “Application for Early Release Form” and you must send such form along with a certified cheque or money order payable to the “Minister of Finance” in an amount equal to the BC tax credits (“Tax Credits”) you received when you first subscribed for the shares being released early from escrow.

Under the Employee Investment Act (“EIA”) of British Columbia, if shares issued under an employee stock ownership plan such as the ESOP are released from escrow before the third anniversary of their issuance, the employee will be required to repay the Tax Credits received with respect to the issuance of the shares.

Once your MDSI Common Shares are released from Escrow you must send a completed Letter of Transmittal along with the share certificates representing such shares (“Certificates”) to Computershare Investor Services Inc. (the “Depository”).

In order to receive the Purchase Price for each of your MDSI Common Shares, a completed Letter of Transmittal along with the share certificates representing your MDSI Common Shares (“Certificates”) must be received by Computershare Investor Services Inc. (the “Depositary”). If your MDSI Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee, you should contact that nominee for instructions and assistance on delivering your Certificates to the Depositary. If your Certificates have been lost, stolen or destroyed, see Instruction 7 of the Letter of Transmittal for the procedure for claiming the Purchase Price for each of your MDSI Common Shares.

On the effective date of the Arrangement (the “Effective Date”), your Certificates will cease to represent shares in MDSI and will only represent the right to receive the Purchase Price payable to you for your MDSI Common Shares under the Arrangement. If your Certificates and Letter of Transmittal are not received by the Depositary on or before the third anniversary of the Effective Date, you will be deemed to have donated and forfeited to Beech the Purchase Price payable for your MDSI Common Shares. It is currently expected that the Effective Date will be on or about September 22, 2005. On and after the third anniversary of the Effective Date, Certificates that have not been sent to the Depositary will cease to represent a claim of any nature whatsoever and shall be deemed to have been surrendered to Beech and shall be cancelled.

If your Certificates and Letter of Transmittal are sent to the Depositary prior to the Effective Date and the Arrangement does not proceed, your Certificates will be returned to you.

Questions in respect of completion of your Letter of Transmittal can be directed to Glenn Kumoi or Ron Toffolo at MDSI, or to the Depositary at the addresses and contact number listed at page 8 of the Letter of Transmittal. You should also contact your own investment and tax advisors for such investment or tax advice as you may require.

Yours very truly,

Erik Dysthe
Chairman, President and Chief Executive Officer

2

PART 1

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND
THE MANAGEMENT PROXY CIRCULAR (THE“CIRCULAR”) DELIVERED TO MDSI
SHAREHOLDERS AND DATED AUGUST 17, 2005 BEFORE COMPLETING THIS LETTER OF
TRANSMITTAL.

The Depositary (see last page for addresses and telephone number) or your broker or other financial adviser may assist you in completing this Letter of Transmittal.

LETTER OF TRANSMITTAL
to accompany certificates for
common shares of

MDSI MOBILE DATA SOLUTIONS INC.

to be deposited in connection with the Plan of Arrangement involving MDSI, BEECH INVESTMENT
CORP. and FORTEZZA HOLDINGS S.à.r.l.

This Letter of Transmittal, duly completed and signed in accordance with the instructions set out below, together with all other required documents, must accompany your certificates for common shares in the capital of MDSI submitted in connection with the arrangement under section 192 of the Canada Business Corporations Act (the “Arrangement”) pursuant to which, subject to receiving all required approvals and the satisfaction of certain closing conditions, all of the issued and outstanding MDSI Common Shares will be acquired by BEECH INVESTMENT CORP. All capitalized terms not defined in this Letter of Transmittal have the meanings ascribed to them in the Circular.

DEPOSIT OF MDSI COMMON SHARES

The undersigned MDSI Registered Shareholder hereby deposits with the Depositary, for exchange upon the Arrangement becoming effective, the enclosed certificate(s) representing MDSI Common Shares, details of which are as follows:

Name and Address of Registered Holder(s)	Certificate Number(s)	Number of MDSI Common Shares Deposited with this Letter of Transmittal

Total

Note:    If space is insufficient, please attach a separate schedule to this Letter of Transmittal.

The total of the numbers filled in above must equal the total number of MDSI Common Shares represented by the share certificate(s) enclosed with this Letter of Transmittal.

PART 2

TO BE COMPLETED BY ALL MDSI REGISTERED SHAREHOLDERS.

Note: Please review the Instructions at pages 4 to 6 and the Additional Provisions with respect to Part 3 at page 3 (the “Additional Provisions”) carefully before completing the following information. By signing below, the MDSI Registered Shareholder completing this Letter of Transmittal represents, warrants, agrees, instructs and acknowledges as provided in the Additional Provisions.

A.   Registration and Payment Instructions

Issue and send cheque as indicated below.

THIS BOX MUST BE COMPLETED.

___________________________________________
(Name) (please print)

___________________________________________
(Title, if applicable) (see Instruction 4 at page 4)

___________________________________________
(Street Address)
___________________________________________

___________________________________________
(City) (Province or State) (Postal or Zip Code)
___________________________________________
(Telephone - Business Hours)
B. Special Delivery Instructions

Fill in name and address below ONLY if the cheque should
be sent to someone other than the MDSI Registered
Shareholder and to an address other than the address of
the MDSI Registered Shareholder as it appears on this
Letter of Transmittal.

__________________________________________
(Name) (please print)

__________________________________________
(Street Address)
__________________________________________

__________________________________________
(City) (Province or State) (Postal or Zip Code)

If required, account number:  _________________

C.  Special Pick-Up Instructions
|_| Hold cheque for pick-up.

D.  Information Regarding Residence of MDSI Shareholders

THIS BOX MUST BE COMPLETED

The undersigned represents that he, she or it:
|_|  is a Canadian Resident for Canadian income tax
      purposes
                                           OR
|_|  is not a Canadian Resident for Canadian income tax
      purposes

If you are not a Canadian Resident, indicate country of
residence: _________________________________

Canadian Residents (who are individuals other than trusts)
must provide their Social Insurance Number:

__________________________________________

U.S. residents/citizens must complete the Substitute Form
W-9 on page 7.	DATED: __________________, ______.

_____________________________________________
            Signature of holder or authorized representative

_____________________________________________
                          Signature of any joint holder

_____________________________________________
                        Name of joint holder (please print)

_____________________________________________
            Name of authorized representative (please print)

                              Signature Guaranteed by:
         (if required under Instruction 3 set out on page 4)

_____________________________________________
                                 Authorized signature

_____________________________________________
                     Name of guarantor (please print)

_____________________________________________
                                  Address (please print)

ADDITIONAL PROVISIONS WITH RESPECT TO PART 2

        By completing and signing Part 2 above, the MDSI Registered Shareholder completing this Letter of Transmittal (the “Signatory”) represents, warrants, agrees, instructs and acknowledges as follows:

1.	The Signatory covenants, represents and warrants that (i) the Signatory is the registered owner of the MDSI Common Shares being deposited, (ii) such shares are owned by the Signatory free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims, (iii) the Signatory has full power and authority to execute and deliver this Letter of Transmittal and all information inserted into this Letter of Transmittal by the Signatory is accurate, (iv) the Signatory will execute and deliver any additional documents necessary or desirable to complete the surrender, transfer and deposit of such MDSI Common Shares and (v) the Signatory will not, except pursuant to the Arrangement, transfer or permit to be transferred any of such deposited MDSI Common Shares.

2.	The covenants, representations and warranties of the Signatory contained herein survive the completion of the Arrangement.

3.	It is understood that upon receipt of this Letter of Transmittal, the certificates representing MDSI Common Shares deposited herewith and any other required documentation, and following the Effective Date, the Depositary or its agent will send to the Signatory or hold for pick-up, in accordance with instructions given above, a cheque for any cash to which the Signatory is entitled under the Arrangement. The cheque will be made payable to the name (and at the address) of the MDSI Registered Shareholder set forth in Part 3 below.

4.	Effective at the Effective Time, the Signatory surrenders to Beech all right, title and interest in and to the MDSI Common Shares represented by the delivered share certificate(s), and irrevocably constitutes and appoints the Depositary lawful attorney-in-fact of the Signatory, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver such certificate(s), together with all accompanying evidence of authority, to the Depositary or its respective agent, and to effect the transfer of such certificate(s) on the books of MDSI.

5.	The Signatory revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the Signatory at any time with respect to the MDSI Common Shares being transmitted. No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the transmitted MDSI Common Shares. All authority conferred or agreed to be conferred by the Signatory in this Letter of Transmittal shall survive the death or incapacity of the Signatory and any obligations of the Signatory hereunder shall be binding upon the heirs, legal representatives, successors and assigns of the Signatory.

6.	The Signatory instructs the Depositary to mail any cheque to which the Signatory is entitled under the Arrangement, promptly after the Effective Date, by first class insured mail, postage prepaid, to the Signatory, or to hold such cheque for pick-up, in accordance with the instructions given above. If the Arrangement is not completed, the transmitted MDSI Common Shares and all other ancillary documents will be returned to the Signatory in accordance with the instructions given above. The Signatory recognizes that MDSI has no obligation pursuant to the instructions given above to transfer any MDSI Common Shares from the name of the registered holder thereof if the Arrangement is not completed.

INSTRUCTIONS

1.	Use of Letter of Transmittal

(a)	This Letter of Transmittal, together with the accompanying certificate(s) representing MDSI Common Shares and all other required documents, must be received by the Depositary on or before the third anniversary of the Effective Date in order for an MDSI Shareholder to receive payment pursuant to the Arrangement.

(b)	The method used to deliver this Letter of Transmittal and the accompanying certificate(s) representing MDSI Common Shares and all other required documents is at your option and risk, and delivery will be deemed to be effective only when such documents are actually received. MDSI recommends that the necessary documentation be hand delivered to the Depositary at one of the applicable addresses specified at page 8 of this Letter of Transmittal, and that a receipt of delivery be obtained; otherwise the use of registered, insured mail, with return receipt requested, is recommended. A pre–addressed security return envelope is enclosed for your convenience.

(c)	MDSI Shareholders whose MDSI Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in delivering those MDSI Common Shares.

2.	Signatures

(a)	This Letter of Transmittal must be completed, dated and signed by the MDSI Registered Shareholder or by such person’s duly authorized representative in accordance with Instruction 4 below.

(b)	If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s):

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3 below.

3.	Guarantee of Signatures

(a)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if the payment is to be made in a name other than the registered owner(s), or if the accompanying certificate(s) representing MDSI Common Shares which are not purchased are to be returned to a person other than such registered owner(s), or sent to an address other than the address of the registered owner(s) as shown on the registers of MDSI, such signature(s) must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

(b)	An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada or a member firm of a recognized Medallion Program (STAMP, SEMP or MSP).

4.	Fiduciaries, Representatives and Authorizations

        If this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association, or is executed by any other person acting in a representative or fiduciary capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of such person’s proof of appointment and authority to act. MDSI or the Depositary, in their discretion, may require additional evidence of appointment or authority or additional documentation.

5.	Delivery Instructions

        If a cheque is to be sent to someone other than the MDSI Registered Shareholder or to an address other than the address of the MDSI Registered Shareholder as it appears on this Letter of Transmittal, the box entitled “Special Delivery Instructions” in Part 2 should be completed. If that box is not completed, a cheque will be mailed to the MDSI Registered Shareholder at the address of the MDSI Registered Shareholder as it appears in this Letter of Transmittal. If no address of the MDSI Registered Shareholder is provided in this Letter of Transmittal, then a cheque will be mailed to the address of the MDSI Registered Shareholder as it appears on the securities register of MDSI.

6.	Miscellaneous

(a)	If the space provided in this Letter of Transmittal is insufficient, the required information should be set out on a separate list and attached to this Letter of Transmittal.

(b)	If MDSI Common Shares are registered in different forms (e.g., “John Doe” and “J. Doe”), a separate Letter of Transmittal should be completed and signed for each different registration.

(c)	In order for the elections contained herein to be valid, you must complete the Box entitled “Information Regarding Residence of MDSI Shareholders” in Part 3 of this Letter of Transmittal indicating whether or not you are a Canadian Resident.

(d)	No alternative, conditional or contingent deposits will be accepted.

(e)	Additional copies of this Letter of Transmittal may be obtained from the Depositary at the office specified below.

(f)	Before completing this Letter of Transmittal, you are urged to read the Circular.

(g)	MDSI reserves the right, if it so elects, in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by it.

7.	Lost Certificates

        If a share certificate representing MDSI Common Shares has been lost, destroyed or stolen, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss, to the Depositary. The Depositary will respond with the replacement requirements, which must be properly completed and submitted in good order to the Depositary on or prior to the third anniversary of the Effective Date of the Arrangement.

8.	Assistance

        The Depositary (see page 8 of this Letter of Transmittal for addresses and telephone numbers) or your broker or other financial advisor will be able to assist you in completing this Letter of Transmittal.

9.	Substitute Form W-9 – MDSI Shareholders that are U.S. Holders

        For the purposes of this Letter of Transmittal, a “U.S. Holder” means: a beneficial owner of MDSI Common Shares that, for United States federal income tax purposes, is (a) a citizen or resident of the United States, (b) a corporation, or other entity classified as a corporation for United States federal income tax purposes, that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia, (c) an estate if the income of such estate is subject to United States federal income tax regardless of the source of such income, (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for United States federal income tax purposes or (ii) a United States court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (e) a partnership, limited liability company or other entity classified as a partnership for United States tax purposes that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia.

        MDSI Shareholders that are U.S. Holders should complete Substitute Form W-9.

        In order to avoid “backup withholding” of United States income tax on payments made on the MDSI Common Shares, an MDSI Registered Shareholder that is a U.S. Holder must generally provide his, her or its correct taxpayer identification number (“TIN”) on Substitute Form W-9 at Part 3 of this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that such MDSI Registered Shareholder is not subject to backup withholding. If the correct TIN is not provided by an MDSI Registered Shareholder that is a U.S. Holder, a penalty of US $50 may be imposed by the Internal Revenue Service (“IRS”), and payments made with respect to the MDSI Common Shares may be subject to backup withholding of 28%. In addition, if an MDSI Registered Shareholder that is a U.S. Holder makes a false statement (for which there is no reasonable basis) that results in no backup withholding, a penalty of up to US $500 may be imposed by the IRS.

        Backup withholding is not an additional United States income tax. Rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

        Certain persons (including, among others, corporations, certain “not-for-profit” organizations, and certain non-U.S. persons) are not subject to backup withholding. An MDSI Registered Shareholder that is a U.S. Holder should consult his or her tax advisor as to the shareholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

        The TIN for an individual United States citizen or resident is the individual’s social security number. The “Awaiting TIN” box of the Substitute Form W-9 may be checked if a MDSI Registered Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the “Awaiting TIN” box is checked, the MDSI Registered Shareholder that is a U.S. Holder must also complete the Certificate of Awaiting Taxpayer Identification Number found below the Substitute Form W-9 in order to avoid backup withholding. If an MDSI Registered Shareholder that is a U.S. Holder completes the Certificate of Awaiting Taxpayer Identification Number but does not provide a TIN within 60 days, such MDSI Registered Shareholder will be subject to backup withholding at a rate of 28% until a TIN is provided.

        Notice to U.S. Holders pursuant to Treasury Department Circular 230: Any U.S. federal tax advice contained in this Letter of Transmittal is not intended or written to be used, and cannot be used by any U.S. Holder, for the purpose of avoiding tax-related penalties under the Internal Revenue Code. Any U.S. federal tax advice contained in this Letter of Transmittal was written to support the promotion or marketing of the Arrangement. Each U.S. Holder should seek U.S. federal tax advice, based on such U.S. Holder’s particular circumstances, from an independent tax advisor.

PART 3

TO BE COMPLETED ONLY BY MDSI SHAREHOLDERS THAT ARE U.S. HOLDERS.

Note:  Please review carefully Instruction 9 at pages 5 to 6 regarding backup withholding before completing the following information.

Payor: Beech Investment Corp.

SUBSTITUTE FORM W-9	Part I: PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NO.OR SOCIAL SECURITY NO.IN THE SPACE AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security No. or Taxpayer Identification No. (“TIN”) ______________________________ |_| Awaiting TIN

Certification— Under penalties of perjury, I certify that (1) the number shown on this form is my correct Social Security Number or Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Print Name: ___________________________

Signatures ___________________________	Date: ___________________________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE “AWAITING TIN” BOX ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that (1) a TIN has not been issued to me, (2) either (a) I have mailed an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future, and (3) I understand that if I do not provide a TIN within 60 days, I will be subject to backup withholding at a rate of 28% until I provide a TIN.

Print Name: ___________________________

Signatures ___________________________	Date: ___________________________

NOTE:   FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF PAYMENTS MADE TO YOU.

OFFICES OF THE DEPOSITARY

COMPUTERSHARE INVESTOR SERVICES INC.

TORONTO

By Mail

Computershare Investor Services Inc.
P.O. Box 7021
31 Adelaide Street E.
Toronto, Ontario
M5C 3H2
Attention:  Corporate Actions

By Hand, Registered Mail or Courier

Computershare Investor Services Inc.
100 University Avenue, 9th Floor
Toronto, Ontario
M5J 2YI
Attention:  Corporate Actions

VANCOUVER

By Hand, Registered Mail or Courier

Computershare Investor Services Inc.
510 Burrard Street, 2nd Floor
Vancouver, British Columbia
V6C 3B9
Attention:  Corporate Actions

Please direct questions or requests for assistance to:

Toll Free:  1-800-564-6253
E-Mail:   service@computershare.com

Privacy Notice: Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you – from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve you and our clients’ needs and for other lawful purposes relating to our services. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available at our website, www.computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

BRITISH COLUMBIA

Ministry of Small Business and Economic Development
Employee Share Ownership Program
Employee Investment Act

APPLICATION FOR EARLY RELEASE FROM ESCROW

Complete **all** information requested below. Missing information may cause delays. All original documents sent to the Ministry will be returned.

SECTION 1 – TO BE COMPLETED BY EMPLOYEE SHAREHOLDER

ESOP / EVCC Name		ESOP / EVCC Registration No.
Employee Shareholder Full Legal Name		S.I.N.
Mailing Address		Home Phone
City & Province	Postal Code	Work Phone

SECTION 2 – REPAYMENT OF TAX CREDITS (Enclose the following as applicable)

☐ **ESOP**	Certified cheque or money order payable to the **Minister of Finance** in repayment of Provincial tax credits	$_____
☐ **EVCC**	Certified cheque or money order payable to the **Minister of Finance** in repayment of Provincial tax credits **AND**	$_____
	Certified cheque or money order payable to **The Receiver General of Canada** in repayment of Federal tax credits	$_____

SECTION 3 – REQUEST

I request the Ministry to authorize my escrow agent:

☐ Royal Trust ☐ Computershare OR ☐

to early release from escrow: Total No. of Shares | Share Certificate No. | ESOP / EVCC Name

The shares were originally purchased on:

Please advise my escrow agent to release the shares to:

☐ the above address **OR** ☐ to my trustee* or personal representative, to the following address:

Trust Company Name | Mailing Address | Postal Code

Contact Name | City, Province | Contact Phone No

* **Note:** Shares registered in RRSPs must be released to the RRSP Trustee unless they provide a written authorization to release to a 3rd party.

Date	Print Name	Signature

SECTION 4 – GOVERNMENT USE

Date Received	Approved By	TCC No.	Notes

Updated December 2004

This form and all attachments must be mailed or couriered directly to the following address:

Attention: Lita Chan, ESOP Program Coordinator
Employee Share Ownership Program
Suite 730 - 999 Canada Place
Vancouver, British Columbia V6C 3E1

Phone: 604-844-1843
Fax: 604-660-1719
Toll Free: 1-800-665-5457
Email: esop@tbc.gov.bc.ca
www.equitycapital.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FOIPPA)

The personal information collected on this form is collected under the authority of and used for the purpose of administering the *Small Business Venture Capital Act*, the *Employee Investment Act* and the federal and provincial tax acts. Questions can be directed to the Investment Capital Branch PO Box 9800, Stn Prov Govt, Victoria, British Columbia V8W 9W1.

A FALSE OR MISLEADING STATEMENT IS AN OFFENSE UNDER THE EMPLOYEE INVESTMENT ACT